Filed Pursuant to Rule 497(d)



                        INVESCO UNIT TRUSTS, SERIES 1367

            Closed-End Strategy: Master Income Portfolio, Series 37

         Closed-End Strategy: Value Equity and Income Portfolio 2013-4

                          Supplement to the Prospectus

   As of the opening of business on November 18, 2013, the reorganization of the BlackRock High Yield Trust, the BlackRock Corporate High Yield Fund, Inc., the BlackRock Corporate High Yield Fund III, Inc., the BlackRock High Income Shares and the BlackRock Corporate High Yield Fund V, Inc. (each a "Merged Fund") with and into the BlackRock Corporate High Yield Fund VI, Inc. ("HYT") became effective. Shareholders of any Merged Fund received an amount of common shares of HYT equal to the aggregate net asset value of their holdings of any Merged Fund as determined at the close of business on November 15, 2013. Fractional shares of HYT were not issued in the reorganizations and consequently cash was distributed for any such fractional amounts.

   Notwithstanding anything to the contrary in the prospectus, as a result of the reorganizations the Closed-End Strategy: Master Income Portfolio, Series 37, now holds shares of the BlackRock Corporate High Yield Fund VI, Inc. in place of shares of both the BlackRock Corporate High Yield Fund, Inc. and the BlackRock Corporate High Yield Fund V, Inc., and the Closed-End Strategy: Value Equity and Income Portfolio 2013-4 now holds shares of the BlackRock Corporate High Yield Fund VI, Inc. in place of the shares of the BlackRock Corporate High Yield Fund V, Inc.

Supplement Dated:  November 19, 2013